LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN GLOBAL STRATEGIC INCOME FUND

December 1, 1999

Dear Shareholder:

Despite sharply rising interest rates worldwide, the J.P. Morgan Global Strategic Income Fund delivered a positive total return of 2.26% for the 12 months ended October 31, 1999. The fund handily exceeded its benchmark, the Lehman Brothers Aggregate Bond Index, although it underperformed the Lipper Multi-Sector Income Funds Average.

The fund's net asset value declined to $9.40 per share from $9.77 per share after paying an income dividend of nearly $0.59 per share over the 12-month period. At the same time, the fund's 30-day SEC yield has increased to 6.81% from 5.50% over the 12-month period.

Included in this report is an interview with Mark E. Smith, managing director, who leads the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,



/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ........1       FUND FACTS AND HIGHLIGHTS .........5

FUND PERFORMANCE ..................2       FINANCIAL STATEMENTS ..............8

PORTFOLIO MANAGER Q&A .............3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at the right shows that $10,000 invested on March 31, 1997,* would have grown to $11,254 on October 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 SINCE FUND INCEPTION*
MARCH 31, 1997 - OCTOBER 31, 1999

[GRAPH]

                   LEHMAN            LIPPER MULTI-           JPM GSI
                  AGGREGATE          SECTOR INCOME             FUND
3/31/97            10,000               10,000                10,000
4/30/97            10,150               10,093                10,171
5/31/97            10,246               10,286                10,344
6/30/97            10,368               10,442                10,494
7/31/97            10,648               10,684                10,783
8/31/97            10,558               10,629                10,711
9/30/97            10,714               10,856                10,926
10/31/97           10,869               10,766                10,730
11/30/97           10,919               10,828                10,845
12/31/97           11,030               10,917                10,960
1/31/98            11,171               11,059                11,101
2/28/98            11,162               11,136                11,193
3/31/98            11,200               11,234                11,293
4/30/98            11,258               11,273                11,325
5/31/98            11,365               11,258                11,334
6/30/98            11,462               11,235                11,316
7/31/98            11,486               11,284                11,364
8/31/98            11,673               10,653                10,953
9/30/98            11,946               10,837                11,137
10/31/98           11,883               10,773                11,006
11/30/98           11,951               11,115                11,169
12/31/98           11,986               11,106                11,213
1/31/99            12,071               11,165                11,295
2/28/99            11,860               11,043                11,146
3/31/99            11,925               11,204                11,295
4/30/99            11,964               11,420                11,472
5/31/99            11,858               11,180                11,232
6/30/99            11,820               11,188                11,197
7/31/99            11,771               11,158                11,150
8/31/99            11,765               11,085                11,105
9/30/99            11,901               11,143                11,179
10/31/99           11,945               11,161                11,254

PERFORMANCE                                                TOTAL RETURNS           AVERAGE ANNUAL TOTAL RETURNS
                                                           ------------------      -----------------------------------
                                                           THREE       SIX         ONE         SINCE
AS OF OCTOBER 31, 1999                                     MONTHS      MONTHS      YEAR        INCEPTION*
-----------------------------------------------------------------------------      -----------------------------------
J.P. Morgan Global Strategic Income Fund                    0.94%      -1.90%       2.26%       4.68%
Lehman Brothers Aggregate Bond Index                        1.48%      -0.15%       0.53%       7.12%
Lipper Multi-Sector Income Average                          0.04%      -2.25%       3.55%       4.13%

AS OF SEPTEMBER 30, 1999
-----------------------------------------------------------------------------      -----------------------------------
J.P. Morgan Global Strategic Income Fund                   -0.15%      -1.03%       0.38%       4.56%
Lehman Brothers Aggregate Bond Index                        0.68%      -0.20%      -0.37%       7.21%
Lipper Multi-Sector Income Average                         -0.40%      -0.53%       2.79%       4.20%

* THE FUND'S RETURNS INCLUDE HISTORICAL RETURNS OF THE J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND, WHICH HAS A HIGHER EXPENSE RATIO, FROM MARCH 17, 1997 (THE INCEPTION DATE OF THE J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND), THROUGH NOVEMBER 5, 1997 (THE INCEPTION DATE OF THE J.P. MORGAN GLOBAL STRATEGIC INCOME FUND). THE J.P. MORGAN GLOBAL STRATEGIC INCOME FUND'S ANNUALIZED RETURN FROM MARCH 17, 1997 THROUGH OCTOBER 31, 1999 WAS 2.13%. FOR PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM MARCH 31, 1997, THE FIRST DATE WHEN DATA FOR THE J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY WERE AVAILABLE..

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX WHICH MEASURES BOND MARKET PERFORMANCE. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with MARK E. SMITH, managing director, who leads the portfolio management team. He heads the investment team responsible for J.P. Morgan Investment Management's global extended markets and extended active fixed income investment strategies. Prior to joining J.P. Morgan Investment in 1994, Mark was with Allied Signal Inc. for ten years, where he was an internal fixed income portfolio manager. For five years, he had similar responsibilities at Armco Inc. Mark is a graduate of Ohio Northern University and holds an M.B.A. from the University of Cincinnati. This interview was conducted on November 9, 1999, and reflects his views on that date.

ALTHOUGH THIS HAS BEEN A DIFFICULT YEAR FOR BOND HOLDERS, THE FUND OUTPERFORMED ITS BENCHMARK BY A WIDE MARGIN IN THE 12 MONTHS ENDING OCTOBER 31. HOW DID YOU DO IT?

MS: In the last 12 months, interest rates have risen worldwide. To understand where we are, let's first review where we've been. Remember, a year ago there was a great deal of volatility in the global bond market. Spreads widened substantially after Russia decided unilaterally not to repay portions of its debt. Dislocations in the financial markets in the wake of this caused extreme pressure on hedge funds. As a result, yield spreads moved wider and many of our extended market assets underperformed. At the same time, U.S. Treasuries declined in yield and appreciated dramatically in price. You'll recall that interest rates on long-term U.S. Treasuries hit a 30-year low at the time.

THIS BRINGS US TO LAST FALL, RIGHT?

MS: Right. Interest rates in general have risen in the last 12 months as economic growth in the U.S. was so very strong that investors began to fear that the Federal Reserve would tighten monetary policy by raising short-term interest rates. The yield of 30-year U.S. Treasury bonds has risen by nearly a full percentage point. As a result, the fixed income market on a total return basis produced a very low return, about 0.5%, for the 12 months ended October 31.

WHAT HAPPENED IN THE EXTENDED MARKETS IN WHICH THE FUND INVESTS?

MS: They performed well. These markets became very cheap compared to U.S. Treasuries during August and September of 1998. So we took that opportunity to transfer a lot of our assets to the most attractive sectors. First we went to the corporate market, then the high yield market, and finally we found value in the emerging market debt market. We invested in assets that were priced cheaply and have subsequently become more rationally priced. The result is that the fund has delivered a return that far exceeds the broader fixed income market. These are high excess returns compared to those that fixed income assets normally generate.

HOW HAS THE UPCOMING CHANGE OF THE CENTURY AFFECTED YOUR MARKET?

MS: As investors have focused on Y2K, they have been more inclined to purchase the most liquid securities. So the yield spreads that were extraordinarily attractive last year and then had narrowed early this year started to back off again. From our vantage point, we see this as a continuing extraordinary opportunity. So not only have we been able to generate a lot of excess return, our markets have continued to provide a very attractive investment opportunity.

SO YOU FIND THIS MARKET ATTRACTIVE NOW?

MS: We're still able to invest in emerging market debt at yields approaching 1,000 basis points higher than U.S. Treasuries. The high yield market has underperformed for the last couple months, so that has enabled us to make investments yielding 400 to 500 basis points more than U.S. Treasuries. So we see a great deal of opportunity in the market at the moment. We believe we are continuing on a path which should provide strong relative returns for these types of extended market fixed income investments.

DOES THIS MEAN THAT YOU BELIEVE INTEREST RATES HAVE PEAKED?

MS: No. The fund's strategy is designed to take advantage of relative value in the global bond market, whether interest rates rise or fall. That said, we believe the Fed continues on a path toward somewhat higher interest rates because we think global forces will continue to push commodity prices up, putting pressure on inflation in the United States. The Fed is going to be prone to tighten monetary policy. That will push interest rates slightly higher, but we don't think dramatically higher. As short-term interest rates rise we think the longer maturity securities are likely to be pretty stable. A modest increase in long-term rates is expected over the next six months.

WHICH SECTOR HAS PERFORMED BEST?

MS: The most volatile sector and the best performing sector over the past year has been emerging markets. We were cautious as we reentered emerging market debt. We probably could have gotten back into that sector more quickly. Our more cautious return to the sector reflected our concern with the risk that remained. Recently, we have been more aggressive moving into emerging market debt because we foresee solid global economic growth that should support these economies very well. Emerging markets debt continues to offer very attractive yield spreads and we can build portfolios of both Latin American and European countries that have significant return potential.

WHAT IS YOUR OUTLOOK?

MS: We're bullish on spreads. Relative to the broad fixed income market we are very confident about the opportunity that Global Strategic Income offers. Interest rates could rise somewhat, restraining this fund's performance in the near future. Having said that, there will be no bell to tell us when to reenter the fixed income market. From our standpoint, we think the relative opportunities available today are very attractive for the long-term investor.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed income securities of foreign and domestic issuers. It is designed for investors who seek exposure to high-yielding, international and emerging debt markets in their investment portfolios.The portfolio's benchmark is the Lehman Brothers Aggregate Bond Index.

------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
11/5/97

------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/99
$9,073,227

------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/99
$192,689,830

------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
MONTHLY

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99


EXPENSE RATIO
The fund's current expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-    CORPORATE OBLIGATIONS 30.0%

-    SOVEREIGN BONDS 15.7%

-    SHORT-TERM HOLDINGS 14.2%

-    U. S. GOVERNMENT
     AGENCY OBLIGATIONS 10.7%

-    GMOS AND ASSET-BACKED
     SECURITIES 8.8%

-    PRIVATE PLACEMENT -
     REAL ESTATE 8.5%

-    FOREIGN GOVERNMENT
     OBLIGATIONS 8.3%

-    U. S. GOVERNMENT TREASURY
     OBLIGATIONS 3.4%

-    CONVERTIBLE BONDS 0.4%


30-DAY SEC YIELD
6.81%*


DURATION
4.8 years


*YIELD REFLECTS REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN LOWER.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in below investment-grade debt obligations and foreign securities which are subject to special risks; prospective investors should refer to the funds prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                  THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The Global Strategic Income
  Portfolio ("Portfolio"), at value                $9,122,263
Deferred Organization Expenses                         19,777
Receivable for Expense Reimbursements                     735
Receivable for Shares of Beneficial Interest Sold         359
Prepaid Expenses and Other Assets                          53
                                                   ----------
    Total Assets                                    9,143,187
                                                   ----------
LIABILITIES
Dividends Payable to Shareholders                      16,093
Payable for Shares of Beneficial Interest
  Redeemed                                             10,000
Shareholder Servicing Fee Payable                       1,914
Administrative Services Fee Payable                       193
Accrued Trustees' Fees and Expenses                        30
Administration Fee Payable                                 10
Fund Services Fee Payable                                   5
Accrued Expenses                                       41,715
                                                   ----------
    Total Liabilities                                  69,960
                                                   ----------
NET ASSETS
Applicable to 965,169 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $9,073,227
                                                   ==========
Net Asset Value, Offering and Redemption Price
  Per Share                                             $9.40
                                                   ==========
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $9,971,141
Undistributed Net Investment Income                    61,498
Accumulated Net Realized Loss on Investment          (648,353)
Net Unrealized Depreciation of Investment            (311,059)
                                                   ----------
    Net Assets                                     $9,073,227
                                                   ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest and Dividend Income                      $730,313
Allocated Portfolio Expenses (Net of
  Reimbursement of $1,000)                                   (59,992)
                                                            --------
    Net Investment Income Allocated from
      Portfolio                                              670,321
FUND EXPENSES
Shareholder Servicing Fee                          $24,786
Transfer Agent Fees                                 23,851
Professional Fees                                   11,343
Printing Expenses                                    8,668
Registration Fees                                    8,340
Amortization of Organization Expenses                6,556
Administrative Services Fee                          2,579
Fund Services Fee                                      213
Administration Fee                                     149
Trustees' Fees and Expenses                            149
Miscellaneous                                        4,836
                                                   -------
    Total Fund Expenses                             91,470
Less: Reimbursement of Expenses                    (51,071)
                                                   -------
NET FUND EXPENSES                                             40,399
                                                            --------
NET INVESTMENT INCOME                                        629,922
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                 (204,533)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                       (182,264)
                                                            --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                $243,125
                                                            ========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       FOR THE PERIOD
                                                                      NOVEMBER 5, 1997
                                                    FOR THE FISCAL    (COMMENCEMENT OF
                                                      YEAR ENDED     OPERATIONS) THROUGH
                                                   OCTOBER 31, 1999   OCTOBER 31, 1998
                                                   ----------------  -------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $       629,922   $          532,105
Net Realized Loss on Investment Allocated from
  Portfolio                                               (204,533)            (430,958)
Net Change in Unrealized Depreciation of
  Investment Allocated from Portfolio                     (182,264)            (128,795)
                                                   ---------------   ------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                            243,125              (27,648)
                                                   ---------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                     (600,679)            (516,382)
Return of Capital                                               --              (21,768)
                                                   ---------------   ------------------
    Total Distributions to Shareholders                   (600,679)            (538,150)
                                                   ---------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         4,089,641           15,145,996
Reinvestment of Dividends                                  445,558              381,622
Cost of Shares of Beneficial Interest Redeemed          (5,270,738)          (4,795,500)
                                                   ---------------   ------------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                       (735,539)          10,732,118
                                                   ---------------   ------------------
    Total Increase (Decrease) in Net Assets             (1,093,093)          10,166,320
NET ASSETS
Beginning of Period                                     10,166,320                   --
                                                   ---------------   ------------------
End of Period (including undistributed net
  investment income of $61,498 and $54,229,
  respectively)                                    $     9,073,227   $       10,166,320
                                                   ===============   ==================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                       FOR THE PERIOD
                                                                      NOVEMBER 5, 1997
                                                    FOR THE FISCAL    (COMMENCEMENT OF
                                                      YEAR ENDED     OPERATIONS) THROUGH
                                                   OCTOBER 31, 1999   OCTOBER 31, 1998
                                                   ----------------  -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $          9.77   $            10.21
                                                   ---------------   ------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.60                 0.70
Net Realized and Unrealized Loss on Investment
  Allocated from Portfolio                                   (0.38)               (0.49)
                                                   ---------------   ------------------
Total from Investment Operations                              0.22                 0.21
                                                   ---------------   ------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.59)               (0.63)
Return of Capital                                               --                (0.02)
                                                   ---------------   ------------------
Total Distributions to Shareholders                          (0.59)               (0.65)
                                                   ---------------   ------------------

NET ASSET VALUE, END OF PERIOD                     $          9.40   $             9.77
                                                   ===============   ==================

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  2.26%                1.97%(a)
Net Assets, End of Period (in thousands)           $         9,073   $           10,166
Ratio to Average Net Assets
  Net Expenses                                                1.00%                1.00%(b)
  Net Investment Income                                       6.35%                6.24%(b)
  Expenses without Reimbursement                              1.54%                1.89%(b)

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Global Strategic Income Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on November 5, 1997.

The fund invests all of its investable assets in The Global Strategic Income Portfolio (the "portfolio"), a no-load, diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (5% at October 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of realized net capital gains, if any, are declared and paid annually.

   d) The portfolio incurred organization expenses in the amount of $32,800. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations of the portfolio.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to decrease Undistributed Net Investment Income by $21,974, decrease Accumulated Net Realized Loss on Investment by $19,177 and increase Paid-in Capital by $2,797. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

   h) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1999 of $624,674, of which $446,636 expires in the year 2006 and $178,038 expires in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $149.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co., Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1999, the fee for these services amounted to $2,579.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.00% of the average daily net assets of the fund through February 28, 2001. This

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of J.P. Morgan. For the fiscal year ended October 31, 1999, J.P. Morgan has agreed to reimburse the fund $52,071 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended October 31, 1999, the fee for these services amounted to $24,786.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $213 for the fiscal year ended October 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $50.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                       FOR THE PERIOD
                                                                      NOVEMBER 5, 1997
                                                    FOR THE FISCAL    (COMMENCEMENT OF
                                                      YEAR ENDED     OPERATIONS) THROUGH
                                                   OCTOBER 31, 1999   OCTOBER 31, 1998
                                                   ----------------  -------------------
Shares sold......................................          418,022            1,474,932
Reinvestment of dividends and distributions......           46,169               37,526
Shares redeemed..................................         (540,109)            (471,371)
                                                   ---------------   ------------------
Net Increase (Decrease)..........................          (75,918)           1,041,087
                                                   ===============   ==================

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2000. The maximum borrowing under the Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at October 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Global Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Global Strategic Income Fund (one of the series constituting part of the J.P. Morgan Funds, hereafter referred to as the "fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then and the period
November 5, 1997 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

The Global Strategic Income Portfolio

Annual Report October 31, 1999

(The following pages should be read in conjunction with J.P. Morgan Global Strategic Income Fund
Annual Financial Statements)

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                             RATING
   AMOUNT{::}                    SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
----------------   -------------------------------------------------  ------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (9.6%)
FINANCIAL SERVICES (9.6%)
$     1,750,000    Blackrock Capital Finance L.P., Subordinated
                     Bond, CSTR, Series 1997-C1, Class E , 8.480%
                     due 10/25/26 (s)...............................     NR/NR      $  1,461,198
     13,635,344    CS First Boston Mortgage Securities Corp,
                     REMIC:IO, CSTR, NTL, Series 1997-2, Class X,
                     (144A), 1.030% due 06/25/20 (v)................     NR/NR           251,402
        608,560    DLJ Mortgage Acceptance Corp., CSTR,
                     Series 1997-D, (144A), 8.198% due 07/28/27
                     (v)............................................     NR/NR           594,202
      3,529,056    Federal National Mortgage Association, PO,
                     Series 1994-53, Class G, Zero Coupon, 2.086%
                     (y) due 11/25/23 (s)...........................     NR/NR         2,141,678
      2,000,000    First Chicago/Lennar Trust, CSTR,
                     Series 1997-CHL1, Class D, (144A), 8.110%
                     due 05/29/08 (v)(s)............................     NR/NR         1,605,000
      2,500,000    Green Tree Financial Corp, Subordinated Bond,
                     Series 1999-2, Class B1 , 8.410%
                     due 12/01/30...................................    NR/BBB+        2,301,550
      2,000,000    Green Tree Financial Corp, Subordinated Bond,
                     Series 1999-3, Class B1 , 8.370%
                     due 02/01/31...................................    NR/BBB+        1,845,625
        159,255    Home Mac Mortgage Securities Corp.,
                     Series 1985-1, secured by GNMA, 11.375%
                     due 08/01/15...................................     NR/NR           158,658
      1,066,579    Merrill Lynch Mortgage Investors, Inc.,
                     Subordinated Bond, CSTR, Series 1995-C2,
                     Class E, (144A), 7.878% due 06/15/21 (v).......     Ba2/NR          975,086
      2,000,000    Merrill Lynch Mortgage Investors, Inc.,
                     Subordinated Bond, Series 1997-C1, Class F,
                     7.120% due 06/18/29 (s)........................     NR/BB         1,369,688
      1,000,000    Morgan Stanley Capital I, Inc., Subordinated
                     Bond, CSTR, Series 1997-RR, Class D, (144A),
                     7.748% due 04/30/39 (v)........................     NR/NR           685,937
      2,000,000    Morgan Stanley Capital I, Inc., Subordinated
                     Bond, Series 1997-C1, Class F, (144A) , 6.850%
                     due 02/15/20 (s)...............................     Ba2/NR        1,502,188
        435,000    Morgan Stanley Capital I, Inc., Subordinated
                     Bond, Series 1997-HF1, Class F, (144A), 6.860%
                     due 02/15/10 (s)...............................     NR/NR           337,465
      1,570,000    Morgan Stanley Capital I, Inc., Subordinated
                     Bond, Series 1997-HF1, Class G, (144A), 6.860%
                     due 05/15/11 (s)...............................     NR/NR         1,069,808
      1,000,000    Morgan Stanley Capital I, Inc., Subordinated
                     Bond, Series 1997-XL1, Class G, (144A), 7.695%
                     due 10/03/30...................................     Ba3/BB          820,781
      1,440,000    Nomura Asset Securities Corp., Sequential Payer,
                     Series 1998-D6, Class A1B, 6.590%
                     due 03/17/28 (s)...............................    Aaa/AAA        1,367,100
         58,227    Salomon Brothers Mortgage Securities V, Inc.,
                     Series 1985-1, secured by GNMA, 12.000%
                     due 04/01/15...................................     NR/NR            58,299
                                                                                    ------------
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                         ASSET BACKED SECURITIES
                         (COST $21,372,454).........................                  18,545,665
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
CONVERTIBLE BONDS (0.4%)
RETAIL (0.4%)
$       850,000    Corporate Express, Inc., 4.500% due 07/01/00
                     (cost $812,416)................................     B3/B-      $    842,562
                                                                                    ------------

CORPORATE OBLIGATIONS (26.1%)
AEROSPACE (1.2%)
      1,750,000    Northrop-Grumman Corp., 9.375% due 10/15/24
                     (s)............................................   Baa3/BBB-       1,858,325
        500,000    Truserv Corp., 6.850% due 07/01/08 (f)...........     NR/NR           484,415
                                                                                    ------------
                                                                                       2,342,740
                                                                                    ------------

AGRICULTURE (0.2%)
        500,000    Scotts Co., (144A), 8.625% due 01/15/09..........     B2/B+           472,500
                                                                                    ------------

APPARELS & TEXTILES (0.7%)
        120,000    Collins & Aikman Products Co., 11.500%
                     due 04/15/06...................................      B2/B           114,600
        800,000    Fruit of the Loom, Inc., 6.500% due 11/15/03.....     B2/B-           440,000
      1,000,000    Pillowtex Corp., Series B, 9.000%
                     due 12/15/07...................................    Ca/CCC+          350,000
        500,000    Polymer Group, Inc., Series B, 9.000%
                     due 07/01/07...................................      B2/B           477,500
                                                                                    ------------
                                                                                       1,382,100
                                                                                    ------------

AUTOMOTIVE SUPPLIES (0.4%)
        700,000    Dura Operating Corp., Series B, 9.000%
                     due 05/01/09...................................      B2/B           649,250
        100,000    Federal-Mogul Corp., 7.500% due 01/15/09.........    Ba2/BB+           89,592
                                                                                    ------------
                                                                                         738,842
                                                                                    ------------

BANKING (0.4%)
        750,000    First Union Corp., 8.125% due 06/24/02 (s).......     A2/A-           773,760
                                                                                    ------------

BROADCASTING & PUBLISHING (2.0%)
        400,000    American Media Operation, Inc., 10.250%
                     due 05/01/09...................................     B2/B-           389,000
        700,000    AMFM, Inc., 9.250% due 07/01/07 (s)..............      B1/B           726,250
        400,000    AMFM, Inc., Series B, 8.750% due 06/15/07........      B1/B           396,000
        500,000    Echostar DBS Corp., 9.375% due 02/01/09 (s)......      B2/B           495,000
        600,000    Emmis Communications Corp., Series B, 8.125%
                     due 03/15/09...................................     B2/B-           568,500
        500,000    Fox Family Worldwide, Inc., 9.250%
                     due 11/01/07...................................      B1/B           461,250
        800,000    TV Guide, Inc., 8.125% due 03/01/09..............     Ba3/B+          786,000
                                                                                    ------------
                                                                                       3,822,000
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
CHEMICALS (0.9%)
$       750,000    Cytec Industries, Inc., 6.500% due 03/15/03......    Baa2/BBB    $    711,652
        600,000    Huntsman ICI Chemicals, (144A), 10.125%
                     due 07/01/09...................................     B2/B+           594,000
        500,000    Lyondell Chemical Corp., Series A, 9.625%
                     due 05/01/07...................................     Ba3/BB          501,250
                                                                                    ------------
                                                                                       1,806,902
                                                                                    ------------

COMPUTER SOFTWARE (0.3%)
        500,000    PSINet, Inc., Series B, 10.000% due 02/15/05.....     B3/B-           491,250
                                                                                    ------------

ELECTRIC (0.4%)
        500,000    Calpine Corp., 7.875% due 04/01/08...............    Ba1/BB+          471,250
        400,000    CMS Energy Corp., Series B, 6.750%
                     due 01/15/04...................................     Ba3/BB          379,608
                                                                                    ------------
                                                                                         850,858
                                                                                    ------------

ELECTRONICS (0.2%)
        355,000    Protection One Alarm Monitoring, Inc., 7.375%
                     due 08/15/05...................................     Ba3/BB          213,000
        700,000    Protection One Alarm Monitoring, Inc., (144A),
                     8.125% due 01/15/09............................     B2/B+           196,000
                                                                                    ------------
                                                                                         409,000
                                                                                    ------------

ENERGY SOURCE (0.2%)
        400,000    Cogentrix Energy, Inc., 8.750% due 10/15/08......    Ba1/BB+          382,000
                                                                                    ------------

ENTERTAINMENT, LEISURE & MEDIA (1.6%)
        700,000    Ackerly Group, Inc., Series B, 9.000%
                     due 01/15/09...................................      B2/B           670,250
        500,000    CSC Holdings, Inc., 10.500% due 05/15/16.........     B1/BB-          545,000
        750,000    Destination Film Funding Corp., (144A), 6.250%
                     due 10/15/03...................................     NR/AA-          705,765
        450,000    Lamar Media Corp., 8.625% due 09/15/07...........      B1/B           432,000
        700,000    Premier Parks, Inc., 11.313% (y) due 04/01/08
                     (v)............................................     B3/B-           456,750
        200,000    Time Warner Telecom LLC, 9.750% due 07/15/08.....      B2/B           204,000
                                                                                    ------------
                                                                                       3,013,765
                                                                                    ------------

FINANCIAL SERVICES (3.5%)
        325,000    Enterprise Rent-a-Car USA Finance Co., MTN,
                     (144A), 9.125% due 12/15/04....................   Baa2/BBB+         351,117
        750,000    Ford Holdings, Inc., 9.300% due 03/01/30 (s).....      A1/A           883,432
      1,000,000    Ford Motor Credit Co., 7.375% due 10/28/09.......      A1/A         1,008,060
        635,000    Household Finance Corp., 6.500% due 11/15/08.....      A2/A           599,002
        750,000    Provident Financing Trust I, 7.405%
                     due 03/15/38...................................    A2/BBB+          634,050
        695,000    Prudential Insurance Co., (144A), 6.375%
                     due 07/23/06...................................     A2/A+           654,252
        750,000    Sears Roebuck Acceptance Corp., 6.750%
                     due 09/15/05...................................     A2/A-           717,570

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
FINANCIAL SERVICES (CONTINUED)
$       700,000    Sun World International, Inc., Series B, 11.250%
                     due 04/15/04...................................      B2/B      $    700,000
        450,000    Termoemcali Funding Corp., (144A), 10.125%
                     due 12/15/14...................................     NR/BB           301,446
      1,000,000    Wells Fargo Co., Series H, MTN, 6.750%
                     due 10/01/06 (s)...............................     Aa3/A+          981,700
                                                                                    ------------
                                                                                       6,830,629
                                                                                    ------------

FOOD, BEVERAGES & TOBACCO (0.2%)
        500,000    Aurora Foods, Inc., Series B, 8.750%
                     due 07/01/08...................................     B1/B+           475,000
                                                                                    ------------

HEALTH SERVICES (0.6%)
        200,000    Genesis Health Ventures, Inc., 9.250%
                     due 10/01/06...................................   Caa1/CCC+          76,000
        700,000    Mariner Post-Acute Network, Inc., Series B,
                     9.500% due 04/01/06 {/\}.......................      C/D             14,000
        750,000    McKesson HBOC, Inc., 6.400% due 03/01/08.........   Baa1/BBB+         642,412
        500,000    Triad Hospitals Holdings, Inc. (144A), 11.000%
                     due 05/15/09...................................     B3/B-           491,250
                                                                                    ------------
                                                                                       1,223,662
                                                                                    ------------

INFORMATION PROCESSING (0.4%)
        700,000    Verio, Inc., 11.250% due 12/01/08................     B3/B-           721,000
                                                                                    ------------

MACHINERY (0.5%)
      1,000,000    Caterpillar, Inc., 7.250% due 09/15/09...........     A2/A+         1,000,165
                                                                                    ------------

MANUFACTURING (0.6%)
      1,100,000    Falcon Holding Group L.P., Series B, 8.197% (y)
                     due 04/15/10 (v)...............................      B2/B           783,750
        300,000    Globe Manufacturing Corp., Series B, 10.000%
                     due 08/01/08...................................    Caa1/B-          195,000
        200,000    Wheeling Pittsburgh Corp., 9.250%
                     due 11/15/07...................................     B2/B+           184,500
                                                                                    ------------
                                                                                       1,163,250
                                                                                    ------------

MEDICAL SUPPLIES (0.6%)
        750,000    Boston Scientific Corp., 6.625% due 03/15/05.....    Baa3/BBB         687,382
        500,000    Sunrise Medical, Inc., 7.090% due 10/28/04 (f)...     NR/NR           372,335
                                                                                    ------------
                                                                                       1,059,717
                                                                                    ------------

METALS & MINING (1.2%)
        153,846    P&L Coal Holdings Corp., 7.688% due 06/04/06
                     (v)............................................     NR/NR           153,077
        400,000    P&L Coal Holdings Corp., Series B, 9.625%
                     due 05/15/08...................................      B2/B           382,000
        307,692    P&L Coal Holdings Corp., Tranche 3, 8.125%
                     due 06/04/06 (v)...............................     NR/NR           306,154
        600,000    Ryerson Tull, Inc., 8.500% due 07/15/01..........    Baa3/BBB         594,000
        100,000    Ryerson Tull, Inc., 9.125% due 07/15/06..........    Baa3/BBB          98,000

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
METALS & MINING (CONTINUED)
$       200,000    WHX Corp., 10.500% due 04/15/05..................     B3/B-      $    188,500
        500,000    Wyman-Gordon Co., 8.000% due 12/15/07 (s)........     Ba2/NR          520,000
                                                                                    ------------
                                                                                       2,241,731
                                                                                    ------------

NATURAL GAS (0.8%)
        750,000    Ferrellgas Partners, L.P., Series A, 6.990%
                     due 08/01/05 (f)...............................     NR/NR           708,982
        750,000    Williams Companies, Inc., 6.200% due 08/01/02....   Baa2/BBB-         735,067
                                                                                    ------------
                                                                                       1,444,049
                                                                                    ------------

OIL-PRODUCTION (0.8%)
        300,000    Ocean Energy, Inc., Series B, 8.875%
                     due 07/15/07...................................    Ba3/BB-          297,000
        500,000    Plains Resources, Inc., Series B, 10.250%
                     due 03/15/06...................................      B2/B           502,500
        300,000    Pogo Producing Co., Series B, 10.375%
                     due 02/15/09...................................     B2/B+           309,000
        450,000    Range Resources Corp., 8.750% due 01/15/07.......      B2/B           405,000
                                                                                    ------------
                                                                                       1,513,500
                                                                                    ------------

OIL-SERVICES (0.9%)
        500,000    Lasmo (USA), Inc., 7.500% due 06/30/06...........    Baa2/BBB         489,830
      1,000,000    Newpark Resources, Inc., Series B, 8.625%
                     due 12/15/07...................................     B2/B+           930,000
        348,290    Oil Purchase Co., (144A), 7.100% due 04/30/02....    Ba2/BBB-         325,651
                                                                                    ------------
                                                                                       1,745,481
                                                                                    ------------

PACKAGING & CONTAINERS (0.5%)
        500,000    Riverwood International Corp., 10.625%
                     due 08/01/07...................................     B3/B-           511,250
        500,000    Stone Container Corp., 12.250% due 04/01/02
                     (v)............................................     B3/B-           501,250
                                                                                    ------------
                                                                                       1,012,500
                                                                                    ------------

POLLUTION CONTROL (0.2%)
        500,000    Allied Waste North America, Inc., (144A), 10.000%
                     due 08/01/09...................................     B2/B+           426,250
                                                                                    ------------

RETAIL (0.2%)
        500,000    Corning Consumer Products Co., Series B, 9.625%
                     due 05/01/08...................................      B3/B           396,250
                                                                                    ------------

TELECOMMUNICATIONS (3.6%)
        750,000    Adelphia Communications, Inc., Series B, 8.125%
                     due 07/15/03 (s)...............................     B1/NR           720,000
        750,000    Alaska Communications Systems, (144A), 9.375%
                     due 05/15/09...................................     B3/B+           718,125
        800,000    Bresnan Communications, Series B, 9.446% (y)
                     due 02/01/09 (v)...............................     B2/B+           536,000
        300,000    Charter Communications Holdings LLC, 8.250%
                     due 04/01/07...................................     B2/B+           285,000

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
TELECOMMUNICATIONS (CONTINUED)
$       400,000    Charter Communications Holdings LLC, 11.220% (y)
                     due 04/01/11 (v)...............................     B2/B+      $    240,000
        650,000    Crown Castle Int'l Corp., 11.069% (y)
                     due 05/15/11 (v)...............................      B3/B           385,937
        200,000    Intermedia Communications, Inc., Series B, 8.500%
                     due 01/15/08...................................      B2/B           176,000
        200,000    Intermedia Communications, Inc., Series B, 9.500%
                     due 03/01/09...................................      B2/B           185,000
        300,000    Level 3 Communications, 9.125% due 05/01/08......      B3/B           279,000
        325,000    McLeodUSA, Inc., 9.500% due 11/01/08.............     B1/B+           324,187
        700,000    Metromedia Fiber Network, Inc., Series B, 10.000%
                     due 11/15/08...................................     B2/B+           686,000
        500,000    NEXTEL Communications, Inc., 10.273% (y)
                     due 02/15/08 (v)...............................     B1/B-           355,000
        300,000    NEXTLINK Communications, 10.750% due 11/15/08....      B2/B           303,750
        100,000    NEXTLINK Communications, 12.500% due 04/15/06....      B2/B           106,250
        500,000    NTL Communications Corp., Series B, 11.500%
                     due 10/01/08...................................     B3/B-           537,500
        450,000    RCN Corp., 10.000% due 10/15/07..................     B3/B-           446,625
        400,000    RCN Corp., Series B, 11.851% (y) due 02/15/08
                     (v)............................................     B3/B-           253,000
        600,000    Tritel PCS, Inc., (144A) 5.424% (y) due 05/15/09
                     (v)............................................     B3/NR           360,000
                                                                                    ------------
                                                                                       6,897,374
                                                                                    ------------

TELEPHONE (1.4%)
      2,000,000    GTE North, Inc., Series H, 5.650%
                     due 11/15/08...................................     A2/AA-        1,804,940
        300,000    ITC Deltacom, Inc., 8.875% due 03/01/08..........      B2/B           287,250
        200,000    ITC Deltacom, Inc., 9.750% due 11/15/08..........      B2/B           200,000
        440,000    Viatel, Inc., 11.250% due 04/15/08...............     B3/B-           415,800
                                                                                    ------------
                                                                                       2,707,990
                                                                                    ------------

TRANSPORTATION (0.4%)
        750,000    Atlantic Express Transportation Corp., 10.750%
                     due 02/01/04...................................      B2/B           718,125
                                                                                    ------------

UTILITIES (1.2%)
        750,000    Kincaid Generation LLC, (144A), 7.330%
                     due 06/15/20...................................   Baa3/BBB-         672,472
      1,000,000    Southern Co. Capital Trust I, 8.190%
                     due 02/01/37...................................    A3/BBB+          952,200
        750,000    Texas Utilities Co., 5.940% due 10/15/11 (v).....    Baa3/BBB         738,056
                                                                                    ------------
                                                                                       2,362,728
                                                                                    ------------
                       TOTAL CORPORATE OBLIGATIONS
                         (COST $55,429,635).........................                  50,425,118
                                                                                    ------------

FOREIGN CORPORATE OBLIGATIONS (6.9%)
AUSTRALIA (0.3%)
BANKING
        300,000    National Australia Bank Ltd., 6.600%
                     due 12/10/07...................................     A1/AA-          286,029
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
FINANCIAL SERVICES
$       450,000    St. George Funding Co., (144A), 8.485%
                     due 12/31/49 (v)(s)............................   Baa1/BBB+    $    381,780
                                                                                    ------------
                                                                                         667,809
                                                                                    ------------

BERMUDA (0.2%)
TELEPHONE
        500,000    Flag Ltd., 8.250% due 01/30/08...................     Ba3/B+          442,500
                                                                                    ------------

CANADA (3.1%)
FOREST PRODUCTS & PAPER
        600,000    Tembec Industries, Inc., 8.625% due 06/30/09.....    Ba3/BB+          585,000
                                                                                    ------------

OIL PRODUCTION
        750,000    Canadian Occidental Petroleum, 7.400%
                     due 05/01/28...................................    Baa2/BBB         685,042
                                                                                    ------------

TELECOMMUNICATION EQUIPMENT
        250,000    Rogers Cantel, Inc., 8.300% due 10/01/07.........    Ba3/BB+          250,625
                                                                                    ------------

TELECOMMUNICATIONS
        465,000    Clearnet Communications, Inc., 10.791% (y)
                     due 12/15/05 (v)...............................      B3/B           441,750
        500,000    Rogers Cablesystems Ltd., 10.000%
                     due 12/01/07...................................    Ba3/BB+          531,250
        500,000    Worldwide Fiber, Inc., 12.500% due 12/15/05......      B3/B           510,000
                                                                                    ------------
                                                                                       1,483,000
                                                                                    ------------

TELEPHONE
        600,000    Call-Net Enterprises, Inc., 11.870% (y)
                     due 08/15/07 (v)...............................     B2/B+           393,000
        510,000    Microcell Telecommunications, Inc., Series B,
                     11.999% (y) due 06/01/06 (v)...................     B3/NR           419,475
                                                                                    ------------
                                                                                         812,475
                                                                                    ------------

TRANSPORT & SERVICES
        500,000    Laidlaw, Inc., 6.720% due 10/01/27...............    Baa3/BBB         432,140
        700,000    Teekay Shipping Corp., 8.320% due 02/01/08.......    Ba2/BB+          609,000
                                                                                    ------------
                                                                                       1,041,140
                                                                                    ------------

WATER
      1,000,000    Hydro-Quebec, Series HE, 8.625% due 06/15/29.....     A2/A+         1,118,870
                                                                                    ------------
                                                                                       5,976,152
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
CHILE (0.1%)
BUILDING MATERIALS
$       300,000    Celulosa Arauco Y Constitucion, 7.500%
                     due 09/15/17...................................   Baa2/BBB+    $    241,110
                                                                                    ------------

COLOMBIA (0.1%)
FINANCIAL SERVICES
         40,000    Financiera Energetica Nacional, 9.375%
                     due 06/15/06...................................     NR/BB+           33,200
        185,000    Financiera Energetica Nacional, (144A), 9.375%
                     due 06/15/06...................................     NR/BB+          153,550
                                                                                    ------------
                                                                                         186,750
                                                                                    ------------

INDONESIA (0.1%)
DIVERSIFIED MANUFACTURING
        100,000    Reliance Industries Ltd., (144A), 8.250%
                     due 01/15/27...................................     Ba2/BB           91,563
        100,000    Reliance Industries Ltd., (144A), 10.375%
                     due 06/24/16...................................     Ba2/BB           92,225
                                                                                    ------------
                                                                                         183,788
                                                                                    ------------

MALAYSIA (0.5%)
OIL PRODUCTION
        250,000    Petroliam Nasional Berhad, 7.625%
                     due 10/15/26...................................    Baa3/BBB         211,525
        200,000    Petroliam Nasional Berhad, (144A), 7.625%
                     due 10/15/26...................................    Baa3/BBB         165,376
        400,000    Petroliam Nasional Berhad, (144A), 7.750%
                     due 08/15/15 (s)...............................    Baa3/BBB         354,120
                                                                                    ------------
                                                                                         731,021
                                                                                    ------------

UTILITIES
        200,000    Tenaga Nasional Berhad, (144A), 7.625%
                     due 04/29/07...................................    Baa3/BBB         185,920
                                                                                    ------------
                                                                                         916,941
                                                                                    ------------

MEXICO (0.2%)
BROADCASTING & PUBLISHING
        350,000    Grupo Televisa SA, 11.320% (y) due 05/15/08
                     (v)............................................     Ba2/BB          301,000
        100,000    TV Azteca SA de CV, Series B, 10.500%
                     due 02/15/07...................................     B1/B+            79,250
                                                                                    ------------
                                                                                         380,250
                                                                                    ------------

NETHERLANDS (0.4%)
FINANCIAL SERVICES
        300,000    TPSA Finance BV, (144A), 7.750% due 12/10/08
                     (s)............................................    Baa3/BBB         286,790
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
TELECOMMUNICATIONS
$       400,000    United Pan-Europe Communications, (144A), 10.875%
                     due 11/01/07...................................     B2/B-      $    405,000
                                                                                    ------------
                                                                                         691,790
                                                                                    ------------

PHILIPPINES (0.3%)
TELECOMMUNICATIONS
        250,000    Globe Telecom, (144A), 13.000% due 08/01/09......      B1/B           264,375
                                                                                    ------------

UTILITIES
        300,000    National Power Corp., 9.625% due 05/15/28........    Ba1/BB+          252,000
                                                                                    ------------

WATER
         50,000    Ce Casecnan Water & Energy, Inc., Series B,
                     11.950% due 11/15/10...........................    Ba2/BB+           46,782
                                                                                    ------------
                                                                                         563,157
                                                                                    ------------

RUSSIA (0.0%)
TELEPHONE
        200,000    AO Rostelecom Loan Participation, 9.094%
                     due 02/15/00 (v)...............................     NR/NR            60,000
                                                                                    ------------

SOUTH KOREA (0.1%)
BANKING
        150,000    Export-Import Bank Korea, 6.500% due 02/10/02....    Baa3/BBB         145,108
                                                                                    ------------

SWEDEN (0.4%)
TRANSPORTATION
        800,000    Stena AB, 8.750% due 06/15/07....................     Ba2/BB          710,000
                                                                                    ------------

THAILAND (0.1%)
TELECOMMUNICATIONS
        200,000    Total Access Communication, (144A), 8.375%
                     due 11/04/06...................................     B2/BB-          150,000
                                                                                    ------------

UNITED KINGDOM (1.0%)
CHEMICALS
        300,000    ZSC Specialty Chemical PLC, (144A), 11.000%
                     due 07/01/09...................................      B2/B           301,500
                                                                                    ------------

ELECTRIC
        750,000    United Utilities PLC, 6.250% due 08/15/05........      A2/A           703,965
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
TELEPHONE
$       500,000    Orange PLC, 8.000% due 08/01/08..................    Ba3/BB-     $    500,625
                                                                                    ------------

WATER
        500,000    Anglian Water PLC, Series B, 6.840% due 01/15/13
                     (f)............................................     NR/NR           443,096
                                                                                    ------------
                                                                                       1,949,186
                                                                                    ------------
                       TOTAL FOREIGN CORPORATE OBLIGATIONS
                         (COST $13,877,647).........................                  13,264,541
                                                                                    ------------

FOREIGN GOVERNMENT OBLIGATIONS (8.1%)
CANADA (0.3%)
CAD     980,000    Government of Canada, 6.000% due 06/01/08 (s)....    Aa1/AAA          664,593
                                                                                    ------------

DENMARK (0.8%)
DKK    9,350,000   Kingdom of Denmark, 8.000% due 05/15/03 (s)......    Aaa/AAA        1,450,895
                                                                                    ------------

FRANCE (2.2%)
EURO  1,010,857    BTAN, Five-Year French Treasury Note, 4.750%
                     due 03/12/02 (s)...............................     Aaa/NR        1,074,255
EURO    630,000    BTAN, Two-Year French Treasury Note, 3.000%
                     due 07/12/01 (s)...............................     Aaa/NR          653,554
                   Government of France.............................
EURO  2,034,000    4.000% due 04/25/09 (s)..........................    Aaa/AAA        1,942,225
EURO    505,000    6.000% due 10/25/25 (s)..........................    Aaa/AAA          542,458
                                                                                    ------------
                                                                                       4,212,492
                                                                                    ------------

GERMANY (0.6%)
EURO  1,083,098    Federal Republic of Germany, Series 124, 4.500%
                     due 08/19/02 (s)...............................    Aaa/AAA        1,146,132
                                                                                    ------------

ITALY (1.5%)
REPUBLIC OF ITALY
EURO  2,100,000    3.250% due 04/15/04 (s)..........................     Aa3/AA        2,068,594
EURO    600,000    7.250% due 11/01/26 (s)..........................     Aa3/AA          726,045
                                                                                    ------------
                                                                                       2,794,639
                                                                                    ------------

SPAIN (0.5%)
EURO    815,000    Government of Spain, 6.000% due 01/31/08 (s).....    Aa2/AA+          894,725
                                                                                    ------------

SWEDEN (0.4%)
SEK    5,800,000   Government of Sweden, 5.500% due 04/12/02 (s)....    Aaa/AAA          711,780
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
UNITED KINGDOM (1.8%)
TREASURY GILT
GBP      135,000   6.250% due 11/25/10 (s)..........................    Aaa/AAA     $    237,359
GBP      450,000   6.750% due 11/26/04 (s)..........................    Aaa/AAA          759,080
GBP    1,105,000   7.000% due 11/06/01 (s)..........................    Aaa/AAA        1,840,391
GBP      119,000   7.250% due 12/07/07 (s)..........................    Aaa/AAA          213,427
GBP      230,000   7.500% due 12/07/06 (s)..........................    Aaa/AAA          412,506
                                                                                    ------------
                                                                                       3,462,763
                                                                                    ------------
                       TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                         (COST $15,616,706).........................                  15,338,019
                                                                                    ------------

FOREIGN GOVERNMENT AGENCIES (0.7%)
MEXICO (0.6%)
        450,000    Banco Nacional Obra Serv, 9.625% due 11/15/03
                     (s)............................................     Ba1/BB          451,125
        200,000    Petroleos Mexicanos, 8.850% due 09/15/07 (s).....     Ba1/BB          182,000
        300,000    Petroleos Mexicanos, 9.500% due 09/15/27.........     Ba1/BB          258,000
        200,000    Petroleos Mexicanos, (144A), 9.375% due 12/02/08
                     (s)............................................     Ba1/BB          203,000
                                                                                    ------------
                                                                                       1,094,125
                                                                                    ------------

PHILIPPINES (0.1%)
        350,000    Bangko Sentral Pilipinas, 8.600% due 06/15/27....    Ba1/BB+          275,975
                                                                                    ------------
                       TOTAL FOREIGN GOVERNMENT AGENCIES
                         (COST $1,327,948)..........................                   1,370,100
                                                                                    ------------

PRIVATE PLACEMENT (9.2%)
APPARELS & TEXTILES (0.4%)
        750,000    LD Fashion Holdings Corp., 7.130% due 05/01/05
                     (f)............................................     NR/NR           734,858
                                                                                    ------------

FINANCIAL SERVICES (0.3%)
        740,819    Huntington National Bank Republic, 7.240%
                     due 12/05/20 (f)(s)............................     NR/NR           640,230
                                                                                    ------------

NATURAL GAS (0.2%)
        500,000    Great Lake Gas Transmission, 6.730% due 03/25/18
                     (f)............................................     NR/NR           438,460
                                                                                    ------------

OIL-PRODUCTION (0.2%)
        163,187    Amerada Hess Corp. Leveraged Lease, 7.330%
                     due 01/01/14 (f)...............................     NR/NR           155,997
        331,899    Amerada Hess Corp. Leveraged Lease, Series A,
                     6.140% due 01/01/14 (f)........................     NR/NR           295,689
                                                                                    ------------
                                                                                         451,686
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
REAL ESTATE (8.1%)
$     2,939,824    127-129-131 West 96th St. Corp. (1st Mortgage
                     Agreement on Cooperative Building in New York
                     City), 6.850% due 12/01/18 (f)(s)..............     NR/NR      $  2,756,320
      1,087,455    14-16 East 17th St. (1st Mortgage Agreement on
                     Cooperative Building in New York City), 7.000%
                     due 03/01/21 (f)(s)............................     NR/NR         1,025,177
      1,558,305    270 Fifth Ave. (1st Mortgage Agreement on
                     Cooperative Building in Brooklyn, New York),
                     6.930% due 09/01/18 (f)(s).....................     NR/NR         1,470,433
        488,182    31-33 Mercer Street (1st Mortgage Agreement on
                     Cooperative Building in New York City), 7.490%
                     due 04/01/23 (f)(s)............................     NR/NR           477,574
        617,836    3512 Oxford Avenue (1st Mortgage Agreement on
                     Cooperative Building in Riverdale, New York),
                     8.450% due 06/01/17 (f)(s).....................     NR/NR           643,723
        618,019    3810 Greystone Avenue (1st Mortgage Agreement on
                     Cooperative Building in Riverdale, New York),
                     8.500% due 06/01/17 (f)(s).....................     NR/NR           639,854
        802,999    421 West 57th Street (1st Mortgage Agreement on
                     Cooperative Building in New York City), 8.980%
                     due 07/01/22 (f)(s)............................     NR/NR           864,027
        489,971    482 East 9th Street, Kensington Gardens Corp.
                     (1st Mortgage Agreement on Cooperative Building
                     in New York City), 6.850% due 12/01/18
                     (f)(s).........................................     NR/NR           454,825
        606,834    86-06/86-42 155th Ave., Dartmouth Cooperative
                     Corp. (1st Mortgage Agreement on Cooperative
                     Building in Howard Beach, New York), 7.000%
                     due 01/01/14 (f)(s)............................     NR/NR           577,870
      1,607,002    PC Bel Clare Estates, 33 Claroma St., St. Joseph
                     Township, Minnesota, 6.930% due 09/01/18 (f)...     NR/NR         1,510,389
      1,365,711    PC Northstar Terrace, 101 Jupiter Drive, East
                     Grand Forks, Minnesota, 6.625% due 10/01/18
                     (f)............................................     NR/NR         1,241,896
      1,632,896    PC Shangri-La, 3526 North Cascade Ave., Colorado
                     Springs, Colorado, 6.520% due 10/01/08 (f).....     NR/NR         1,496,810
      1,302,041    PC Three Lakes Estates, 2151 Three Lakes Road,
                     Albany, Oregon, 6.180% due 10/01/13 (f)........     NR/NR         1,140,636
      1,415,511    Walgreen-Benderson, 7.625% due 11/15/13 (f)......     NR/NR         1,373,796
                                                                                    ------------
                                                                                      15,673,330
                                                                                    ------------
                       TOTAL PRIVATE PLACEMENT (COST $19,002,145)...                  17,938,564
                                                                                    ------------

SOVEREIGN BONDS (17.2%)
ARGENTINA (1.3%)
        262,189    Republic of Argentina Bocon, Series Pre-2, 5.406%
                     due 04/01/01 (v)...............................     B1/NR           253,144
         97,815    Republic of Argentina Bocon, Series Pre-4, 5.406%
                     due 09/01/02 (v)...............................     B1/NR            90,716
        200,000    Republic of Argentina Discount Bonds
                     Series L-GL, 6.000% due 03/31/23 (v)...........     B1/BB           151,320
        175,000    Republic of Argentina Global Bonds, 9.750%
                     due 09/19/27...................................     B1/BB           147,000
        480,000    Republic of Argentina Global Bonds, 11.750%
                     due 04/07/09...................................     B1/BB           472,800
        100,000    Republic of Argentina Global Bonds, Series BGL5,
                     11.375% due 01/30/17...........................     B1/BB            95,250

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
ARGENTINA (CONTINUED)
$       300,000    Republic of Argentina Par Bonds, Series L-GP,
                     6.000% due 03/31/23 (v)........................     B1/BB      $    197,640
      1,283,040    Republic of Argentina, Series FRB, 6.813%
                     due 03/31/05 (v)(s)............................     B1/BB         1,135,747
                                                                                    ------------
                                                                                       2,543,617
                                                                                    ------------

BRAZIL (3.3%)
        100,000    Republic of Brazil Discount Bonds, Series 30 Year
                     ZL, 6.938% due 04/15/24 (v)....................     B2/B+            68,125
      3,828,891    Republic of Brazil C Bonds, Series 20 Year,
                     8.000% due 04/15/14 (s)........................     B2/B+         2,558,178
        454,954    Republic of Brazil C Bonds, Series L, 8.000%
                     due 04/15/14...................................     B2/B+           303,966
        380,000    Republic of Brazil DCB, Series 18 Year, 7.000%
                     due 04/15/12 (v)...............................     B2/B+           247,475
        850,000    Republic of Brazil Global Bonds, 10.125%
                     due 05/15/27...................................     B2/B+           655,563
        976,000    Republic of Brazil Global Bonds, 14.500%
                     due 10/15/09 (s)...............................     B2/B+         1,005,280
        221,400    Republic of Brazil IDU, Series A, 6.500%
                     due 01/01/01 (v)...............................     B2/NR           216,972
      1,391,200    Republic of Brazil, Series EI-L, 6.938%
                     due 04/15/06 (v)(s)............................     B2/B+         1,134,705
        282,000    Republic of Brazil, Series RG, 6.938%
                     due 04/15/06 (v)(s)............................     B2/NR           230,008
                                                                                    ------------
                                                                                       6,420,272
                                                                                    ------------

BULGARIA (1.4%)
      2,650,000    Republic of Bulgaria Discount Bonds, Series A,
                     6.500% due 07/28/24 (v)........................     B2/NR         1,974,250
        150,000    Republic of Bulgaria Global FLIRB, Series A,
                     2.750% due 07/28/12 (v)........................     B2/NR           101,063
        130,000    Republic of Bulgaria IAB, PDI, 6.500%
                     due 07/28/11 (v)...............................     B2/NR            99,125
        675,000    Republic of Bulgaria IAB, PDI, Series R, 6.500%
                     due 07/28/11 (v)(s)............................     B2/NR           514,688
                                                                                    ------------
                                                                                       2,689,126
                                                                                    ------------

COLOMBIA (1.1%)
        200,000    Republic of Colombia, 10.875% due 03/09/04.......    Ba2/BB+          200,400
        300,000    Republic of Colombia, 12.471% due 08/13/05 (v)...    Ba2/BB+          280,500
        150,000    Republic of Columbia, 7.270% due 06/15/03........    Ba2/BB+          133,125
      1,050,000    Republic of Columbia, 7.625% due 02/15/07........    Ba2/BB+          864,286
        700,000    Republic of Columbia, 9.750% due 04/23/09........    Ba2/BB+          632,625
                                                                                    ------------
                                                                                       2,110,936
                                                                                    ------------

COSTA RICA (0.3%)
        510,000    Republic of Costa Rica, (144A), 9.335%
                     due 05/15/09 (s)...............................     Ba1/BB          515,100
                                                                                    ------------

CROATIA (0.4%)
      1,000,000    Republic of Croatia, Series A, 6.456%
                     due 07/31/10 (v)...............................   Baa3/BBB-         815,000
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
EL SALVADOR (0.1%)
$       100,000    Republic of El Salvador, (144A), 9.500%
                     due 08/15/06...................................    Baa3/BB+    $     99,500
                                                                                    ------------

LEBANON (0.1%)
        150,000    Republic of Lebanon, (144A), 10.250%
                     due 10/06/09...................................     NR/BB-          150,750
                                                                                    ------------

LITHUANIA (0.0%)
         50,000    Republic of Lithuania, 7.125% due 07/22/02.......    Ba1/BBB-          47,500
                                                                                    ------------

MEXICO (2.9%)
        250,000    United Mexican States Discount Bonds, Series C,
                     5.874% due 12/31/19 (v)........................     Ba1/BB          218,750
        250,000    United Mexican States Discount Bonds, Series D,
                     6.066% due 12/31/19 (v)........................     Ba1/BB          218,750
        745,000    United Mexican States Global Bonds, 9.875%
                     due 01/15/07...................................     Ba1/BB          747,354
      1,100,000    United Mexican States Global Bonds, 11.375%
                     due 09/15/16...................................     Ba1/BB        1,173,150
      1,385,000    United Mexican States Global Bonds, 11.500%
                     due 05/15/26 (s)...............................     Ba1/BB        1,546,768
        700,000    United Mexican States Global Bonds, Series E,
                     MTN, 9.750% due 04/06/05.......................     Ba1/BB          702,275
        425,000    United Mexican States Global Bonds, Series XW,
                     10.375% due 02/17/09...........................     NR/NR           431,715
        250,000    United Mexican States Par Bonds, Series W-A,
                     6.250% due 12/31/19............................     Ba1/BB          187,350
        350,000    United Mexican States Par Bonds, Series W-B,
                     6.250% due 12/31/19............................     Ba1/BB          262,290
                                                                                    ------------
                                                                                       5,488,402
                                                                                    ------------

MOROCCO (0.5%)
      1,170,000    Kingdom of Morocco Restructuring & Consolidation
                     Agreement, Series A, 6.844% due 01/01/09
                     (v)(s).........................................     NR/NR         1,013,513
                                                                                    ------------

PANAMA (0.9%)
        150,000    Republic of Panama, 7.875% due 02/13/02..........    Ba1/BB+          145,500
        200,000    Republic of Panama, 8.875% due 09/30/27..........    Ba1/BB+          161,500
        200,000    Republic of Panama Global Bonds, 8.250%
                     due 04/22/08...................................    Ba1/BB+          172,500
        375,000    Republic of Panama Global Bonds, 9.375%
                     due 04/01/29...................................    Ba1/BB+          354,375
        590,000    Republic of Panama IRB, Series 18 Year, 4.250%
                     due 07/17/14 (v)...............................    Ba1/BB+          439,550
        728,819    Republic of Panama PDI, Series 20 Year, 6.500%
                     due 07/17/16 (v)(s)............................    Ba1/BB+          546,614
                                                                                    ------------
                                                                                       1,820,039
                                                                                    ------------

PERU (1.0%)
        400,000    Republic of Peru Discount Bonds, Series 30 Year,
                     6.813% due 03/08/27 (v)(s).....................     Ba3/BB          238,000
        325,000    Republic of Peru FLIRB, Series 20 Year, 3.750%
                     due 03/07/17 (v)...............................     Ba3/BB          177,938
      2,300,000    Republic of Peru PDI, Series 20 Year, 4.500%
                     due 03/07/17 (v)(s)............................     Ba3/BB        1,434,625
                                                                                    ------------
                                                                                       1,850,563
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
PHILIPPINES (0.6%)
$       565,000    Republic of Philippines Global Bonds, 8.875%
                     due 04/15/08...................................    Ba1/BB+     $    551,582
        670,000    Republic of Philippines Global Bonds, 9.875%
                     due 01/15/19 (s)...............................    Ba1/BB+          646,550
                                                                                    ------------
                                                                                       1,198,132
                                                                                    ------------
POLAND (0.1%)
        150,000    Republic of Poland Bearer PDI, 5.000%
                     due 10/27/14 (v)...............................    Baa1/BBB         132,938
                                                                                    ------------
QATAR (0.5%)
         50,000    State of Qatar, 9.500% due 05/21/09..............    Baa2/BBB          51,563
        950,000    State of Qatar, (144A), 9.500% due 05/21/09
                     (s)............................................    Baa2/BBB         979,688
                                                                                    ------------
                                                                                       1,031,251
                                                                                    ------------
SLOVAKIA (0.3%)
        650,000    Republic of Slovakia, 9.500% due 05/28/03 (s)....    Ba1/BB+          658,125
                                                                                    ------------
TRINIDAD & TOBAGO (0.3%)
        550,000    Republic of Trinidad and Tobago, (144A), 9.875%
                     due 10/01/09 (s)...............................    Ba1/BBB-         552,750
                                                                                    ------------
TURKEY (0.5%)
        125,000    Republic of Turkey, 9.875% due 02/23/05..........      B1/B           115,625
        600,000    Republic of Turkey, 12.375% due 06/15/09.........      B1/B           606,000
        220,000    Republic of Turkey Global Bonds, 12.000%
                     due 12/15/08...................................      B1/B           222,750
                                                                                    ------------
                                                                                         944,375
                                                                                    ------------
VENEZUELA (1.6%)
      2,833,320    Republic of Venezuela DCB, Series DL, 6.313%
                     due 12/18/07 (v)(s)............................     B2/B+         2,276,006
      1,200,000    Republic of Venezuela Global Bonds, 9.250%
                     due 09/15/27...................................     B2/B+           807,594
                                                                                    ------------
                                                                                       3,083,600
                                                                                    ------------
                       TOTAL SOVEREIGN BONDS (COST $31,491,465).....                  33,165,489
                                                                                    ------------
SUPRANATIONAL OBLIGATIONS (0.5%)
      1,000,000    Inter-American Development Bank, 5.375%
                     due 11/18/08 (cost $993,060)...................    Aaa/AAA          904,700
                                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (11.8%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.9%)
      3,635,000    TBA, November, 6.500% due 10/01/29...............                   3,483,348
      5,950,000    TBA, November, 7.000% due 09/01/29...............                   5,842,186
      8,640,000    TBA, November, 7.500% due 10/01/29...............                   8,658,922
      3,000,000    TBA, November, 8.000% due 10/01/29...............                   3,056,730
                                                                                    ------------
                                                                                      21,041,186
                                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.9%)
      1,730,133    7.000% due 09/15/28..............................                   1,697,138
                                                                                    ------------
                       TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                         (COST $22,740,686).........................                  22,738,324
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
U.S. TREASURY OBLIGATIONS (3.8%)
U.S. TREASURY BONDS (0.0%)
$        85,000    5.500% due 08/15/28 (s)..........................                $     75,596
                                                                                    ------------
U.S. TREASURY NOTES (3.8%)
        150,000    4.250% due 11/15/03 (s)..........................                     140,930
        120,000    5.625% due 11/30/00 (s)..........................                     119,951
      3,000,000    6.000% due 08/15/04 (s)..........................                   3,007,020
      3,450,000    6.250% due 02/28/02 (s)..........................                   3,479,636
        400,000    6.875% due 05/15/06 (s)..........................                     415,172
                                                                                    ------------
                                                                                       7,162,709
                                                                                    ------------
                       TOTAL U.S. TREASURY OBLIGATIONS
                         (COST $7,312,977)..........................                   7,238,305
                                                                                    ------------
WARRANTS (0.0%)
ARGENTINA (0.0%)
          1,150    Republic of Argentina, Expiring 02/25/00
                     (cost $31,803)(+)..............................                      25,875
                                                                                    ------------
RIGHTS (0.0%)
MEXICO (0.0%)
        768,000    United Mexican States Value Recovery, Series A
                     Par, Expiring 06/30/03 (cost $0)(+)............                           0
                                                                                    ------------
SHORT-TERM INVESTMENTS (15.7%)
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (0.3%)
        574,844    Structured Asset Securities Corp., Subordinated
                     Bond, Series 1997-C1, Class E, (144A), 6.309%
                     due 08/25/00 (v)...............................     NR/NR           573,406
                                                                                    ------------
EURO DOLLAR TIME DEPOSITS (2.1%)
      4,000,000    State Street Bank & Trust Co. London, 5.188%
                     due 11/01/99 (s)...............................                   4,000,000
                                                                                    ------------
REPURCHASE AGREEMENT (13.0%)
     25,020,000    State Street Bank & Trust Co., 4.250% dated
                     10/29/99 due 11/01/99, proceeds $25,028,861
                     (collateralized by $95,000 U.S. Treasury Bonds,
                     8.875% due 02/15/19, valued at $120,175,
                     $21,685,000 U.S. Treasury Notes, 6.250%
                     due 05/31/00, valued at $22,335,550, $1,665,000
                     U.S. Treasury Bonds, 6.875% due 08/15/25,
                     valued at $1,764,900, $455,000 U.S. Treasury
                     Notes, 6.750% due 04/30/00, valued at $473,064,
                     $145,000 U.S. Treasury Notes, 7.250%
                     due 05/15/04, valued at $156,383, $670,000 U.S.
                     Treasury Notes, 6.125% due 07/31/00, valued at
                     $683,065)......................................                  25,020,000
                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

                                                                      MOODY'S/S&P
   PRINCIPAL                                                            RATING
  AMOUNT{::}                     SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
----------------   -------------------------------------------------  ------------  -------------
U.S. TREASURY OBLIGATIONS (0.3%)
$       310,000    Bills, 5.110% due 03/02/00 (y)(s)................                $    305,756
        200,000    Notes, 5.875% due 11/15/99 (s)...................                     200,062
                                                                                    ------------
                                                                                         505,818
                                                                                    ------------
                   TOTAL SHORT-TERM INVESTMENTS (COST $30,100,694)................    30,099,224
                                                                                    ------------
                   TOTAL INVESTMENTS (COST $220,109,636) (110.0%).................   211,896,486
                   LIABILITIES IN EXCESS OF OTHER ASSETS (-10.0%).................   (19,206,656)
                                                                                    ------------
                   NET ASSETS (100.0%)............................................  $192,689,830
                                                                                    ============

------------------------------
Note: Based on the cost of investments of $220,593,337 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation and depreciation was $2,147,198 and $10,844,049, respectively, resulting in net unrealized depreciation of $8,696,851.

+ Non-income producing security.

(f) Fair valued security. Approximately 9.4% of the market value of the securities have been valued at fair value. (See Note 1a)

(s) Security is fully or partially segregated with custodian as collateral for TBA and when issued securities or futures contracts or with broker as initital margin for futures contracts. $50,891,588 of the market value has been segregated.

(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step-up coupon rate.

(y) Yield to maturity.

{/\} Defaulted security.

{::} Denominated in USD unless otherwise indicated.

144A - Securities restricted for resale to Qualified Institutional Buyers.

C - Capitalization.

CAD - Canadian Dollar.

CSTR - Collateral Strip Rate.

DCB - Debt Conversion Bonds.

DKK - Danish Krone.

EURO - Euro.

FLIRB - Floating Interest Rate Bond.

FRB - Federal Reserve Board.

GBP - British Pound.

IAB - Interest in Arrears Bond.

IDU - Interest Due and Unpaid Bond.

IO - Interest Only.

IRB - Interest Reduction Bonds.

MTN - Medium Term Note.

NR - Not Rated.

NTL - Notional Principal.

PO - Principal Only.

PDI - Past Due Interest.

REMIC - Real Estate Mortgage Investment Conduit.

SEK - Swedish Krona.

TBA - Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity will be determined upon settlement date.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $195,089,636)           $186,876,486
Repurchase Agreements (Cost $25,020,000)             25,020,000
Cash                                                      3,801
Foreign Currency at Value (Cost $156,568)               154,734
Interest Receivable                                   2,959,468
Receivable for Investments Sold                       2,220,046
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    341,332
Variation Margin Receivable                              34,643
Receivable for Expense Reimbursement                     14,518
Deferred Organization Expenses                           11,556
Prepaid Trustees' Fees                                      400
Prepaid Administration Fee                                   75
Prepaid Expenses and Other Assets                         1,246
                                                   ------------
    Total Assets                                    217,638,305
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    24,753,393
Advisory Fee Payable                                     74,819
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                     14,811
Administrative Services Fee Payable                       4,182
Fund Services Fee Payable                                   113
Accrued Expenses                                        101,157
                                                   ------------
    Total Liabilities                                24,948,475
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $192,689,830
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest and Dividend Income                                    $17,484,695
EXPENSES
Advisory Fee                                       $ 1,073,105
Custodian Fees and Expenses                            245,157
Administrative Services Fee                             61,940
Professional Fees and Expenses                          51,854
Fund Services Fee                                        5,003
Amortization of Organization Expenses                    4,865
Trustees' Fees and Expenses                              2,377
Administration Fee                                       2,188
Miscellaneous                                           10,159
                                                   -----------
    Total Expenses                                   1,456,648
Less: Reimbursement of Expenses                        (14,518)
                                                   -----------
NET EXPENSES                                                      1,442,130
                                                                -----------
NET INVESTMENT INCOME                                            16,042,565
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           (4,943,565)
  Futures Contracts                                    548,064
  Foreign Currency Contracts and Transactions       (1,113,326)
                                                   -----------
    Net Realized Loss                                            (5,508,827)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investment Transactions                           (7,343,284)
  Futures Contracts                                    114,378
  Foreign Currency Contracts and Translations        2,410,678
                                                   -----------
    Net Change in Unrealized Depreciation                        (4,818,228)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $ 5,715,510
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL    FOR THE FISCAL
                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 1999  OCTOBER 31, 1998
                                                   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    16,042,565   $    12,998,257
Net Realized Loss on Investments, Futures and
  Foreign Currency Contracts and Transactions           (5,508,827)       (8,737,057)
Net Change in Unrealized Depreciation of
  Investments, Futures and Foreign Currency
  Contracts and Translations                            (4,818,228)       (3,001,152)
                                                   ---------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                         5,715,510         1,260,048
                                                   ---------------   ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                           87,676,750       199,905,113
Withdrawals                                           (134,856,430)      (67,392,063)
                                                   ---------------   ---------------
    Net Increase (Decrease) from Investors'
      Transactions                                     (47,179,680)      132,513,050
                                                   ---------------   ---------------
    Total Increase (Decrease) in Net Assets            (41,464,170)      133,773,098
NET ASSETS
Beginning of Fiscal Year                               234,154,000       100,380,902
                                                   ---------------   ---------------
End of Fiscal Year                                 $   192,689,830   $   234,154,000
                                                   ===============   ===============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                             FOR THE PERIOD
                                                    FOR THE FISCAL YEAR      MARCH 17, 1997
                                                     ENDED OCTOBER 31,      (COMMENCEMENT OF
                                                   ----------------------  OPERATIONS) THROUGH
                                                      1999        1998      OCTOBER 31, 1997
                                                   ----------  ----------  -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                          0.60%       0.63%                0.65%(a)
  Net Investment Income                                 6.73%       6.59%                7.09%(a)
  Expenses without Reimbursement                        0.61%       0.63%                0.80%(a)
Portfolio Turnover                                       318%        368%                 212%(b)

------------------------
(a) Annualized.
(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Global Strategic Income Portfolio (the "portfolio") is one of two subtrusts (portfolios) comprising Series Portfolio II. Series Portfolio II is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 9, 1997. The portfolio commenced operations on March 17, 1997 and received a contribution of certain assets and liabilities including securities, with a value of $41,072,730 on that date from the J.P. Morgan Institutional Global Strategic Income Fund in exchange for a beneficial interest in the portfolio. The portfolio's investment objective is to provide a high total return from a portfolio of fixed income securities of foreign and domestic issuers. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of the issuers of debt, asset-backed, and mortgage-backed securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

A percentage (9.4% at October 31, 1999) of the investments of the portfolio may be highly illiquid, and there can be no assurance that the portfolio will be able to realize such investments in a timely manner.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when the net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $23,505. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations of the portfolio.

   e) Expenses incurred by Series Portfolio II with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in Series Portfolio II, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   g) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation of movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   i) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisor Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.45% of the portfolio's average daily net assets. For the fiscal year ended October 31, 1999, such fees amounted to $1,073,105.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1999, the fee for these services amounted to $2,188.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios in which the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule:
      0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the fiscal year ended
      October 31, 1999, the fee for these services amounted to $61,940.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.65% of the average daily net assets of the portfolio through February 28, 2001. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001, at the option of J.P. Morgan. For the fiscal year ended October 31, 1999, J.P. Morgan has agreed to reimburse the portfolio $14,518 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $5,003 for the fiscal year ended October 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------
      portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $950.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1999 were as follows:

                                                     COST OF       PROCEEDS
                                                    PURCHASES     FROM SALES
                                                   ------------  ------------
U.S. Government and Agency Obligations...........  $419,201,932  $448,093,014
Corporate and Collateralized Obligations.........   303,117,645   309,889,066
                                                   ------------  ------------
                                                   $722,319,577  $757,982,080
                                                   ============  ============

At October 31, 1999, the portfolio had open forward currency contracts as follows:

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
                                                      VALUE      10/31/99    (DEPRECIATION)
                                                   -----------  -----------  --------------
PURCHASE CONTRACTS
British Pound 145,989, expiring 11/04/99.........  $  238,838   $  239,553   $         715
Euro 160,000, expiring 12/16/99..................     171,488      168,761          (2,727)

                                                   SETTLEMENT
                                                      VALUE
                                                   -----------
SALES CONTRACTS
British Pound 2,131,948, expiring 12/16/99.......  $3,558,475    3,499,482          58,993
Canadian Dollar 979,718, expiring 12/16/99.......     655,835      667,032         (11,197)
Danish Krone 10,402,546, expiring 12/16/99.......   1,518,930    1,475,624          43,306
Euro 7,503,462, expiring 12/16/99................   8,145,508    7,914,335         231,173
Swedish Krona 5,841,830, expiring 12/16/99.......     717,608      711,350           6,258
                                                                             -------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                            $     326,521
                                                                             =============

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1999
--------------------------------------------------------------------------------

Open futures contracts at October 31, 1999 are summarized as follows:

                                                   NET UNREALIZED
                                                   APPRECIATION/    MARKET VALUE
                                  CONTRACTS LONG   (DEPRECIATION)   OF CONTRACTS
                                  --------------   --------------   -------------
U.S. Five Year Note, expiring
  December 1999.................        16            $(13,346)      $ 1,727,250
U.S. Ten Year Note, expiring
  December 1999.................        72              24,412         7,899,750
Eurex Ten Year Euro Bond,
  expiring December 1999........        22             (16,309)        2,448,506
                                       ---            --------       -----------
Totals..........................       110            $ (5,243)      $12,075,506
                                       ===            ========       ===========

                                  CONTRACTS SHORT
                                  ---------------
U.S. Long Bond, expiring
  December
  1999..........................         33          $ 79,208      $ 3,748,594
U.S. Ten Year Note, expiring
  December 1999.................         40             4,448        4,388,750
U.S. Ten Year Note, expiring
  March 2000....................         16            (7,682)       1,567,000
                                        ---          --------      -----------
Totals..........................         89          $ 75,974      $ 9,704,344
                                        ===          ========      ===========

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Global Strategic Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Global Strategic Income Portfolio (one of two subtrusts constituting Series Portfolio II, hereafter referred to as the "portfolio") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its supplementary data for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1999

J.P. MORGAN FUNDS

     FEDERAL MONEY MARKET FUND

     PRIME MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

     SHORT TERM BOND FUND

     BOND FUND

     EMERGING MARKETS DEBT FUND

     GLOBAL STRATEGIC INCOME FUND

     TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     NEW YORK TAX EXEMPT BOND FUND

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     EUROPEAN EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND


FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

IM0790-M




J.P. MORGAN
GLOBAL STRATEGIC
INCOME FUND




ANNUAL REPORT
OCTOBER 31, 1999